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                                                                    Exhibit 23.3



                          Consent of Ernst & Young LLP


WE CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENT (FORM S-3 NO. 333-38606) OF BLUE DOLPHIN ENERGY COMPANY AND IN THE RELATED PROSPECTUS OF OUR REPORT DATED FEBRUARY 23, 2001, WITH RESPECT TO THE CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN RESOURCES OFFSHORE, INC., INCLUDED IN THIS ANNUAL REPORT (FORM 10-K) OF BLUE DOLPHIN ENERGY COMPANY FOR THE YEAR ENDED DECEMBER 31, 2000.


                                                    /s/Ernst & Young LLP


New Orleans, Louisiana
March 29, 2001